UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 28, 2005
                                                  ------------------------------


                        Morgan Stanley ABS Capital I Inc.
  (as depositor for the Morgan Stanley ABS Capital I Inc. Trust 2005-HE5 to be
        formed pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2005 into relating to the Morgan Stanley ABS Capital I Inc. Trust
         2005-HE5, Mortgage Pass-Through Certificates, Series 2005-HE5)
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-121914-11             13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


   1585 Broadway, New York, New York                                    10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (212) 296-7000
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

        Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-HE5 Mortgage Pass-Through Certificates, Series 2005-HE5. On October 28, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, Decision One Mortgage Company LLC, as a responsible party, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, LaSalle Bank National Association, as custodian, Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, National Association, as custodian and trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-HE5 Mortgage Pass-Through Certificates, Series 2005-HE5 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2a, Class A-2b, Class A-3a, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of October 28, 2005 of $1,428,473,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), The Williams Capital Group ("Williams Capital") and Blaylock & Partners, L.P. (collectively with MS&Co. and Williams Capital, the "Underwriters"), pursuant to an Underwriting Agreement dated as of October 26, 2005 by and among the Company and the Underwriters.

        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.     Financial Statements, Pro Forma Financial Information and
               Exhibits.

(c)     Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2005, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, Decision One Mortgage Company LLC, as a responsible party, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, LaSalle Bank National Association, as custodian, Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, National Association, as custodian and trustee.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 10, 2005                 MORGAN STANLEY ABS CAPITAL I INC.




                                        By:      /s/ Steven Shapiro
                                           -------------------------------------
                                           Name: Steven Shapiro
                                           Title:   Executive Director

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.         Description                                   Electronic (E)
--------------      -----------                                   --------------

4                   Pooling and Servicing Agreement, dated as of        (E)
                    August 1, 2005, by and among the Company, as depositor, Countrywide Home Loans
                    Servicing LP, as a servicer, HomEq
                    Servicing Corporation, as a servicer,
                    JPMorgan Chase Bank, National
                    Association, as a servicer, Decision One
                    Mortgage Company LLC, as a responsible
                    party, NC Capital Corporation, as a
                    responsible party, WMC Mortgage Corp., as a responsible party, LaSalle Bank
                    National Association, as custodian,
                    Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, National
                    Association, as custodian and trustee.